UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 17, 2026

Domino’s Pizza, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation or Organization)

001-32242	38-2511577
(Commission File Number)	(I.R.S. Employer Identification No.)

30 Frank Lloyd Wright Drive Ann Arbor, Michigan	48105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 930-3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Domino’s Pizza, Inc. Common Stock, $0.01 par value	DPZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Transition of Russell J. Weiner to Board Executive Chairman; Retirement of David A. Brandon; Appointment of Joseph H. Jordan as Chief Executive Officer

On June 17, 2026, Russell J. Weiner informed Domino’s Pizza, Inc. (the “Company”) that he will retire as the Company’s Chief Executive Officer effective at 11:59 p.m. ET on September 30, 2026. In connection with the foregoing, Mr. Weiner will assume the role of Executive Chairman Designate of the Board of Directors of the Company (the “Board”), and, subject to his re-election to the Board by the Company’s shareholders at the 2027 annual meeting of shareholders (which is currently expected to occur on or about April 27, 2027), will thereafter serve as Executive Chairman of the Board.

In connection with the foregoing transition, David A. Brandon has informed the Company that he will not stand for re-election to the Board at the Company’s 2027 annual meeting of shareholders and will retire from the Board and his employment with the Company effective as of the expiration of his current term on or about April 27, 2027. In connection with his retirement, Mr. Brandon will cease serving as Executive Chairman effective immediately prior to the commencement of the Company’s 2027 annual meeting of shareholders.

On June 19, 2026, the Board appointed Joseph H. Jordan, age 53, to serve as the Company’s next Chief Executive Officer and as a director on the Board, effective at 12:00 a.m. ET on October 1, 2026, at which time Mr. Jordan will be designated as the Company’s principal executive officer. Mr. Jordan has served as the Company’s Chief Operating Officer and President – Domino’s U.S. since March 2025. In this role, Mr. Jordan has overseen the Company’s domestic operations and marketing, as well as global services, including technology. Mr. Jordan has been with the Company since 2011 and has served in a number of leadership positions, including President – U.S. and Global Services from May 2022 to March 2025, Executive Vice President – International from April 2018 to April 2022, and Senior Vice President and Chief Marketing Officer from May 2015 to April 2018. Prior to joining the Company, Mr. Jordan served as Senior Director of Marketing at PepsiCo North America. He also held marketing roles at Philips Electronics and Unilever and was previously a consultant with Accenture.

On June 19, 2026, the Company entered into an employment agreement with Mr. Jordan (the “Jordan Employment Agreement”) that will become effective on October 1, 2026. The Jordan Employment Agreement provides for, among other things:

•	an annual base salary of $925,000;

•	a target annual incentive bonus opportunity of 200% of his base salary under the terms of the Domino’s Pizza Senior Executive Annual Incentive Plan; and

•

eligibility to receive annual equity awards under the Domino’s Pizza, Inc. 2004 Equity Incentive Plan, as amended (the “EIP”), at target levels to be determined by the Compensation and Human Capital Committee of the Board, as well as a grant of restricted stock units (“RSUs”) with a target value of approximately $3,000,000 to be granted under the EIP in connection with his promotion, which RSUs will vest on an annual basis over five years from the date of grant, generally subject to Mr. Jordan’s continued employment.

In connection with Mr. Jordan’s appointment as the Company’s next Chief Executive Officer, the terms of his existing and future equity awards granted under the EIP were modified to increase the age threshold from 55 to employment with the Company through December 31, 2031 for purposes of eligibility for the retirement vesting provisions contained in his equity awards if Mr. Jordan terminates his employment with the Company without good reason. Mr. Jordan will still qualify for these retirement vesting provisions if his employment with the Company is terminated as a result of his death or disability, is terminated by the Company without cause or is terminated by Mr. Jordan for good reason at a time when he has attained at least age 55. The terms and conditions of all issued and outstanding equity awards previously granted to Mr. Jordan under the EIP will otherwise remain unchanged and in full force and effect. Mr. Jordan will also be entitled to use of aircraft in accordance with the terms of the Jordan Employment Agreement.

On June 19, 2026, the Company entered into a letter agreement with Mr. Weiner (the “Weiner Letter Agreement”) providing for his continued employment and compensation in connection with the transition described above and in his role as Executive Chairman. The Weiner Letter Agreement provides for, among other things:

•	continued compensation and benefits during the transition period;

•	ongoing eligibility for incentive compensation and equity awards, subject to the terms set forth therein; and

•	post-employment lifetime medical coverage.

Additional Information

The foregoing descriptions of the Jordan Employment Agreement and the Weiner Letter Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as exhibits and incorporated herein by reference.

Item 7.01	Other Events.

On June 22, 2026, the Company issued a press release relating to the matters described above in Item 5.02. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 7.01 of Form 8-K and Exhibit 99.1 attached hereto are being furnished pursuant to Item 7.01 of Form 8-K and therefore shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Forward-Looking Statements

Statements in this report that are not strictly historical in nature constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve significant risks and uncertainties and you should not place considerable reliance on such statements. Important factors that could cause actual results to differ materially from our expectations are more fully described in our filings with the Securities and Exchange Commission, including under the section headed “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 28, 2025. All forward-looking statements speak only as of the date hereof and should be evaluated with an understanding of their inherent uncertainty. Except as required under federal securities laws and the rules and regulations of the Securities and Exchange Commission, or other applicable law, we will not undertake, and specifically disclaim, any obligation to publicly update or revise any forward-looking statements to reflect events or circumstances arising after the date hereof, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on the forward-looking statements included herein or that may be made elsewhere from time to time by, or on behalf of, us. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Employment Agreement dated as of June 19, 2026 by and between Domino’s Pizza, Inc. and Joseph H. Jordan.

10.2	Letter Agreement dated as of June 19, 2026 by and between Domino’s Pizza, Inc. and Russell J. Weiner.

99.1	Domino’s Pizza, Inc. press release, dated June 22, 2026.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINO’S PIZZA, INC.
(Registrant)

Date: June 22, 2026	/s/ Ryan K. Mulally
	Name:	Ryan K. Mulally
	Title:	Executive Vice President, General Counsel and Corporate Secretary